 Exhibit 10.29

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DEFEASANCE ACCOUNT AGREEMENT

THIS DEFEASANCE ACCOUNT AGREEMENT (this “Agreement”) is entered into as of October 20, 2022 by and among IONIS GAZELLE, LLC, a Delaware limited liability company (“Original Borrower”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as Securities Intermediary and Custodian (together with its permitted successors and assigns, “Intermediary”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Account Bank”), WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE FOR THE BENEFIT OF THE REGISTERED HOLDERS OF UBS COMMERCIAL MORTGAGE TRUST 2017-C3, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2017-C3, as secured party (together with its successors and assigns, “Lender”), and MIDLAND LOAN SERVICES, a division of PNC Bank, National Association (“Servicer”), as Master Servicer on behalf of said Trustee under the Pooling and Servicing Agreement (as hereinafter defined).

RECITALS:

A.       UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Original Lender”), made a loan (the “Mortgage Loan”) to Original Borrower in the original principal amount of $51,350,000.00, made pursuant to a Loan Agreement dated July 18, 2017 (the “Loan Agreement”), and evidenced by (1) a Promissory Note A-1 dated July 18, 2017 in the original principal amount of $36,350,000.00 (the “Note A-1”), (2) a Promissory Note A-2 dated July 18, 2017 in the original principal amount of $5,000,000.00 (the “Note A-2”), and (3) a Promissory Note A-3 dated July 18, 2017 in the original principal amount of $10,000,000.00 (Note A-1, Note A-2 and Note A-3 are, individually and collectively, the “Note” or the “Notes”).

B.       The Mortgage Loan and the Notes are secured by, among other things, a Deed of Trust and Security Agreement dated July 18, 2017 from Original Borrower to and for the benefit of Original Lender (the “Security Instrument”), which grants to Original Lender, among other things, a lien on the real and personal property described in said Security Instrument (the “Mortgaged Property”). The Mortgage Loan is further evidenced or secured by various other documents, including guaranties, executed by Original Borrower and others in favor of Original Lender (together with the Notes, the Loan Agreement and the Security Instrument, the “Mortgage Loan Documents”).

C.       Original Lender assigned all of its right, title and interest in the Mortgage Loan and the Mortgage Loan Documents (by one or more assignments) to Lender in connection with the issuance of UBS Commercial Mortgage Trust 2017-C3, Commercial Mortgage Pass-Through Certificates, Series 2017-C3 (the “Certificates”). Lender is the current holder of the Notes and the owner of the Mortgage Loan and the Mortgage Loan Documents.

D.       Servicer is the Master Servicer under the Pooling and Servicing Agreement dated as of August 1, 2017 (as from time to time amended, supplemented or modified, the “Pooling and Servicing Agreement”).

E.       Original Borrower, Lender, and Intermediary have entered into that certain Defeasance Pledge and Security Agreement of even date herewith (as from time to time amended, supplemented or modified, the “Pledge Agreement”) with respect to the securities listed in Exhibit A to the Pledge Agreement (the “Securities”) and other assets that, together with the Securities, constitute the Pledged Collateral (as defined in the Pledge Agreement).

F.       Original Borrower desires that Intermediary hold the Pledged Collateral and perform certain services as a “Securities Intermediary” and “Custodian”.

G.       Intermediary is willing to hold the Pledged Collateral and to perform such services, subject to the terms and conditions of this Agreement and the Pledge Agreement.

H.       The parties intend that immediately after the execution of this Agreement, Original Borrower, Lender, Servicer, Intermediary, and DHC UBSCM 17 C3 Successor Borrower-R, LLC, a Delaware limited liability company (“Successor Borrower”), will enter into the Defeasance Assignment, Assumption and Release Agreement of even date herewith (the “Defeasance Assumption Agreement”) pursuant to which, among other things, Original Borrower will transfer all of its right, title and interest in and to the Pledged Collateral to Successor Borrower and Successor Borrower will assume the rights, obligations and liabilities of Original Borrower under the Note, this Agreement and the Pledge Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Original Borrower, Lender, Servicer, and Intermediary agree as follows:

Section 1.	Definitions.

Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Pledge Agreement. In addition, the following terms shall have the following meanings when used herein.

“A-1 Collection Account” means the account maintained and designated by Servicer for deposit of payments due under the Note A-1, which is the account described on Exhibit A-1 attached hereto.

“A-1 Pay-Off Amount” means the sum of $33,342,080.52.

“A-1 Scheduled Monthly Payment” means the sum of $171,055.96.

“A-2 Collection Account” means the account maintained and designated by Servicer for deposit of payments due under the Note A-2, which is the account described on Exhibit A-2 attached hereto.

“A-2 Pay-Off Amount” means the sum of $4,586,255.80.

“A-2 Scheduled Monthly Payment” means the sum of $23,529.02.

“A-3 Collection Account” means the account maintained and designated by Servicer for deposit of payments due under the Note A-3, which is the account described on Exhibit A-3 attached hereto.

“A-3 Pay-Off Amount” means the sum of $9,172,512.17.

“A-3 Scheduled Monthly Payment” means the sum of $47,058.03.

“Accountant’s Report” means that certain Defeasance Report of even date herewith from Causey Demgen & Moore P.C. regarding the Defeasance, a copy of which is attached as Exhibit B to the Pledge Agreement.

“Business Day” means any day other than (a) a Saturday or a Sunday and (b) a day on which federally insured depository institutions in New York, New York or the Intermediary Office Location are authorized or obligated by law, regulation, governmental decree or executive order to be closed.

“Certificates” has the meaning set forth in the Recitals.

“Code” means the Uniform Commercial Code of the State of New York.

“Collection Account” means the A-1 Collection Account, the A-2 Collection Account, and the A-3 Collection Account.

“Custodian” means the Intermediary in its capacity as custodian of the Pledged Collateral Account.

“DBRS” means DBRS, Inc.

“Default Permitted Investment” means the Goldman FS Government MM Fund #465 (FGTXX) CUSIP #38141W273, but only for so long as it is a Permitted Investment or is otherwise acceptable to each Rating Agency as confirmed in writing that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates.

“Defeasance Assumption Agreement” has the meaning set forth in the Recitals.

“Eligible Account” means (i) a segregated account maintained with an Eligible Institution, or (ii) an account otherwise acceptable to each Rating Agency, as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates.

“Eligible Institution” means (i) a federal or state chartered depository institution or trust company whose commercial paper, short-term debt obligations or other short-term deposits are rated at least “A-1” by S&P, at least P-1 by Moody’s and at least F-1+ by Fitch if the deposits in the Pledged Collateral Account are to be held for thirty (30) days or less, or (ii) a federal or state-chartered depository institution or trust company whose long-term unsecured debt obligations are rated at least “A” by S&P, at least “A2” by Moody’s and at least “AA-” by Fitch if the deposits in the Pledged Collateral Account are to be held for more than thirty (30) days, or (iii) the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity which institution or trust company is subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. § 9.10(b), or (iv) an institution otherwise acceptable to each Rating Agency, as confirmed in writing that the holding by such institution of the Pledged Collateral Account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any of the Certificates.

“Entitlement Order” means “entitlement order” as defined in Section 8-102 of the Code.

“Final Payment Date” means the Open Prepayment Commencement Date.

“Financial Asset” means a “financial asset” as defined under Section 8-102(a)(9) of the Code.

“Fitch” means Fitch Ratings, Inc.

“Intermediary Custodial Fee” means the sum of $8,000.00.

“Kroll” means Kroll Bond Rating Agency, LLC.

“Moody’s” means Moody’s Investors Service, Inc.

“Morningstar” means Morningstar Credit Ratings, LLC.

“Open Prepayment Commencement Date” means April 6, 2027, which is the Monthly Payment Date that occurs four (4) months prior to the Stated Maturity Date specified in the Loan Agreement.

“Permitted Investment” has the meaning set forth in Exhibit C to the Pledge Agreement.

“Pledge Agreement” has the meaning set forth in the Recitals.

“Pledged Collateral Account” means Account No. 212740751 titled “Ionis Gazelle-SIDEF” at Intermediary, which is the Securities Account maintained by Intermediary in the name of Lender.

“Pledgor” means the legal and beneficial owner of the Securities from time to time. Prior to the assumption of the Defeasance Documents by Successor Borrower, Original Borrower is the Pledgor, and after the assumption of the Defeasance Documents pursuant to the Defeasance Assumption Agreement, Successor Borrower is the Pledgor.

“Rating Agency” means each of S&P, Moody’s, Fitch, DBRS, Morningstar, or Kroll which rates any of the Certificates or as otherwise defined in the Pooling and Servicing Agreement.

“S&P” means Standard & Poor’s Ratings Services.

“Scheduled Payment Date” means November 6, 2022 and the sixth (6th) day of each calendar month thereafter through and including the Final Payment Date. If any payment required under this Agreement is due on a date that is not a Business Day, then such payment shall be made on the immediately preceding Business Day.

“Securities Intermediary” means a “securities intermediary” within the meaning of Section 357.2 or 12 C.F.R. Part 1511.1 of the Federal Book-Entry Regulations and Section 8-102 of the Code.

“Servicer Processing Fee” shall mean the sum of $27,000.00.

“Tax Identification Number” means the federal tax identification number of Successor Borrower, which number is 83-2813361.

Section 2.	Establishment and Custody of Pledged Collateral Account.

Intermediary has established the Pledged Collateral Account at Intermediary (or at the Account Bank set forth on Addendum 1, if any, which Addendum 1 the parties hereto agree functions as an amendment to this Agreement), which is a Securities Account maintained in the name of Lender as entitlement holder. Each party hereto hereby authorizes, appoints and directs Intermediary to act as Securities Intermediary with respect to the Pledged Collateral and as Custodian of the Pledged Collateral Account (subject to the terms and conditions of the Pledge Agreement and this Agreement), and to maintain the Pledged Collateral Account subject to the sole dominion and control (as defined in Section 8-106 of the Code) of Lender. Intermediary, or Account Bank, as applicable, agrees for so long as it remains Securities Intermediary to maintain the Pledged Collateral Account and all of the Pledged Collateral at its office currently located in Phoenix, Arizona, provided however, if Intermediary intends to move the Pledged Collateral Account to another location, it shall provide Lender with not less than thirty (30) days prior written notice and Intermediary shall cooperate with Lender at Intermediary’s sole cost and expense in ensuring Lender’s continuing perfected security interest in the Pledged Collateral Account as required under the Code, including without limitation, the execution of any and all documents required to continue Lender’s perfected security interest in the Pledged Collateral Account. Intermediary agrees to serve as Securities Intermediary with respect to the Securities and the other Pledged Collateral and as Custodian with respect to the Pledged Collateral Account in accordance with this Agreement and the Pledge Agreement. Notwithstanding anything to the contrary contained herein, Pledgor and Intermediary agree that New York is Intermediary’s jurisdiction for purposes of the Code.

Section 3.	Title to Pledged Collateral.

Title to the Pledged Collateral shall be held in accordance with the Pledge Agreement and the Federal Book-Entry Regulations.

Section 4.	Intermediary’s Duties Regarding Pledged Collateral.

(a)       Administration. Intermediary shall have no responsibility for supervision or management of the Pledged Collateral except as provided in this Agreement, the Pledge Agreement or as otherwise provided by applicable law. The Pledged Collateral Account shall at all times be maintained as a segregated Eligible Account. Each item of property at any time credited to the Pledged Collateral Account shall be treated by Intermediary as a Financial Asset. Proceeds of the Pledged Collateral, and interest and earnings thereon, shall be credited to and held in the Pledged Collateral Account, and shall be re-invested only in accordance with this Agreement. Intermediary’s responsibility with regard to the sale, purchase, exchange or other matters relating to any assets at any time in the Pledged Collateral Account shall be limited to following all written orders, including Entitlement Orders, of Servicer (on behalf of Lender) promptly upon receipt thereof, without the need for consent by Pledgor or any other Person. In connection with the execution and delivery of the Defeasance Assumption Agreement by Successor Borrower, the Pledged Collateral Account shall be assigned the Tax Identification Number, and all taxable income earned or gain realized with respect to the Pledged Collateral shall be taxable as income or gain, as applicable, and reported under the Tax Identification Number.

(b)       Eligible Institution. Intermediary shall at all times serve as both Securities Intermediary and Custodian hereunder. Intermediary is and shall at all times continue to be, and the Pledged Collateral Account shall at all times be maintained with, an Eligible Institution. Upon any downgrade, withdrawal, qualification or suspension by any Rating Agency of the rating of Intermediary or any other circumstances resulting in a failure to qualify as an Eligible Institution, (i) the Pledged Collateral Account and all of the Pledged Collateral, and all rights and obligations of Intermediary under this Agreement, shall promptly, and in any case within thirty (30) calendar days, be moved to an Eligible Institution that is a Securities Intermediary and Custodian approved by Lender that maintains a Participant’s Securities Account with the Federal Reserve Bank; (ii) such Eligible Institution shall assume in writing all obligations of Intermediary under this Agreement; and (iii) Intermediary shall promptly reimburse Lender and Servicer for all expenses incurred in connection with the appointment of such Eligible Institution as successor to Intermediary, including the full reasonable price charged by such successor to Intermediary to deliver all services provided for by this Agreement through the Final Payment Date.

(c)            Reinvestment of Proceeds; Permitted Investments.

(i)                 Pledgor hereby instructs Servicer, and Servicer hereby instructs Intermediary, to invest funds in the Pledged Collateral Account in the Default Permitted Investment unless and until different instructions are received in accordance with this Subsection (c) or until Servicer has determined that the Default Permitted Investment is not a Permitted Investment, and has provided new investment instructions to Intermediary. Intermediary shall have no obligation to invest funds in the Pledged Collateral Account (other than in the Default Permitted Investment as provided above) absent receipt of written instructions from Servicer or except as otherwise provided in this Agreement. Intermediary hereby certifies that, as of the date of this Agreement, the Default Permitted Investment constitutes a Permitted Investment.

(ii)               Upon the written request of Pledgor (which request may be made not more than once per month), Servicer agrees to direct Intermediary to invest and reinvest any funds in the Pledged Collateral Account from time to time in Permitted Investments as instructed by Pledgor, provided, however, that if an Event of Default shall have occurred, Servicer may direct Intermediary to invest and reinvest such funds in such Permitted Investments as Servicer shall determine in Servicer’s discretion. Intermediary shall only be required to follow the written investment instructions that were most recently received by Servicer, and Pledgor shall be bound by such last received investment instructions. Any request from Pledgor containing investment instructions (except the instruction to invest in Default Permitted Investments as provided herein) shall contain an officer’s certificate from Pledgor (which may be conclusively relied upon by Servicer, Intermediary and their agents) that any such investments constitute Permitted Investments. Intermediary shall have three (3) Business Days following receipt of such instructions to effectuate such investment direction. Intermediary may conclusively rely upon the investment instructions received from Servicer.

(iii)             Permitted Investments shall be selected that mature (unless payable on demand) not later than one (1) Business Day before the date such funds are required to be distributed pursuant to Section 4(e) of this Agreement. To the extent any funds in the Pledged Collateral Account will be necessary to make payments to the Collection Account more than three (3) months after the related Securities were converted to cash, such funds shall be invested only in obligations of, or obligations guaranteed as to principal and interest by, the United States or an agency or instrumentality thereof, backed by the full faith and credit of the United States. In no event shall such funds be applied to debt service on the Mortgage Loan more than four (4) months after being converted to cash, except as provided in the Accountant’s Report. All Permitted Investments shall be held to maturity unless payable on demand, in which case Intermediary shall demand payment as necessary to meet the payment requirements of Section 4(e). All earnings and payments received with respect to Permitted Investments shall be credited to and held in the Pledged Collateral Account in accordance with this Agreement.

(iv)             If a requested Permitted Investment is determined to be, in the reasonable judgment of Servicer, an investment for which confirmation from one or more of the Rating Agencies is required, Servicer shall, within three (3) Business Days of receipt of the required confirmation from the Rating Agencies, provide instructions to Intermediary authorizing such Permitted Investment. Servicer shall not be required to request confirmation from any Rating Agency without written instructions from Pledgor and receipt of reasonable assurances from Pledgor that Servicer shall be reimbursed for costs associated with such Rating Agency confirmation. Pledgor shall be responsible for paying all costs associated with obtaining such Rating Agency confirmation, including, but not limited to, Servicer fees and Rating Agency fees.

(v)               With respect to all investments made on instructions of Pledgor, Pledgor shall be liable for (1) ordinary and customary transaction fees associated with the investment of funds in the Pledged Collateral Account except as provided in Section 9 hereof, and (2) losses that result from such investment. Pledgor shall pay such fees or reimburse Lender for such investment losses within five (5) Business Days after receipt of written request or invoice therefor.

(vi)             All Permitted Investments shall be under the sole dominion and control of Lender. No Permitted Investment shall be made unless Lender holds a first priority perfected lien in such Permitted Investment and all filings and other actions necessary to ensure the validity, perfection, and priority of such lien have been taken. Notwithstanding the foregoing, Intermediary will have no responsibility for losses on the investments made in accordance with written instruction. Lender, Servicer, and Intermediary shall have no responsibility or liability for losses on any investments made under instructions authorized in this subsection (c) or in accordance with the other procedures provided for herein, or for losses on any Default Permitted Investments authorized under this Agreement.

(d)       Collection of Interest, Principal and Earnings. All interest and principal when due from any Obligor with respect to the Pledged Collateral, and all amounts due with respect to Permitted Investments shall be paid to Intermediary. Intermediary shall deposit all amounts received with respect to Pledged Collateral and Permitted Investments to the Pledged Collateral Account, but shall be under no responsibility or duty to undertake collection efforts or to instigate or participate in any legal proceedings or to retain counsel in an effort to accomplish such collection. All revenues received in any collection action shall be deposited to the Pledged Collateral Account and disposed of as set forth herein.

(e)       Distributions. Lender, acting by and through Servicer as herein provided, shall have the sole right to direct distributions from the Pledged Collateral Account. Except as otherwise specifically provided in written instructions given in accordance with Section 5 below, Intermediary shall, to the extent of funds on deposit in the Pledged Collateral Account, make the applicable payment to the applicable Collection Account by wire or internal transfer, beginning on the first Scheduled Payment Date and continuing thereafter on each Scheduled Payment Date until the Final Payment Date, as follows:

(i)	in an amount equal to the A-1 Scheduled Monthly Payment to the A-1 Collection Account,
(ii)	in an amount equal to the A-2 Scheduled Monthly Payment to the A-2 Collection Account, and
(iii)	in an amount equal to the A-3 Scheduled Monthly Payment to the A-3 Collection Account

On the Final Payment Date, Intermediary shall pay, by wire or internal transfer, an amount equal to the applicable Pay-Off Amount as set forth in the applicable Note and shown in the Accountant’s Report, as follows:

(i)	the A-1 Pay-Off Amount to the A-1 Collection Account,
(ii)	the A-2 Pay-Off Amount to the A-2 Collection Account, and
(iii)	the A-3 Pay-Off Amount to the A-3 Collection Account.

Any amounts remaining in the Pledged Collateral Account after payments are made to the applicable Collection Accounts pursuant to the preceding sentence shall be held in the Pledged Collateral Account until after the final payment of all amounts required under the Notes and other Defeasance Documents on account of the Secured Obligations have been paid, whereupon any amounts remaining in the Pledged Collateral Account shall be paid over to Successor Borrower within ten (10) Business Days (or any other mutually agreed upon date) provided the Intermediary has not been notified that an Event of Default that could result in personal liability of the Successor Borrower exists under any other Pool Defeasance Documents. If any payment required under this Agreement is due on a date that is not a Business Day, then such payment shall be made on the immediately preceding Business Day.

(f)          Default. Lender shall have all of the rights and remedies afforded under the Pledge Agreement or otherwise, at law or in equity, with respect to any default under this Agreement. Without limiting the generality of the foregoing, if Intermediary fails to make any of the foregoing payments as instructed herein when funds are available for such payment in the Pledged Collateral Account or otherwise fails to fully and timely perform any material obligations of Intermediary hereunder and such failure to perform such material obligations results in material financial damage to the Lender, Intermediary shall be liable to Lender for any fees, costs, expenses or other damages incurred by Lender as a result thereof, including but not limited to default interest and late fees accruing under the Note, together with reasonable attorneys’ fees incurred by Lender to enforce its rights under the Defeasance Documents.

Section 5.	Instructions; Signatures.

(a)          From Servicer. All instructions and directions from Servicer to Intermediary for the Pledged Collateral Account must be in writing, signed by a person or persons duly authorized by Servicer on behalf of Lender to sign. Such instructions to be in such form as Intermediary may reasonably require, and shall be accompanied by such evidence of authority as Intermediary may reasonably require.

(b)          From Successor Borrower. After the contemplated assignment by Original Borrower to Successor Borrower, all instructions and directions from Successor Borrower to Servicer for the Pledged Collateral Account must be in writing, signed by a person or persons duly authorized by Successor Borrower to sign. Such instructions shall be in such form as reasonably required by Servicer, and shall be accompanied by such evidence of authority as Servicer may reasonably require.

Section 6.	Accounting.

Intermediary shall (a) keep complete and accurate books of the Pledged Collateral Account and all Permitted Investments showing all receipts, disbursements and transactions in the Pledged Collateral Account; (b) prepare and deliver via electronic means to Successor Borrower and Servicer, on or before the last day of each month, a monthly report summarizing all transactional activity in the Pledged Collateral Account for the preceding calendar month; and (c) advise Successor Borrower and Servicer of any non-payment by an Obligor of principal or interest on account of the Pledged Collateral within two (2) Business Days of the related payment date.  Successor Borrower agrees that it shall assume the obligation to prepare and file all required state and federal tax reports and returns, and to pay any taxes related to its ownership of the assets in the Pledged Collateral Account, and that all such taxes shall be paid from sources other than the Pledged Collateral. Pledgor, Successor Borrower and Servicer acknowledge that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant Pledgor, Successor Borrower and Servicer the right to receive brokerage confirmations of security transactions as they occur, Pledgor and Servicer specifically waive receipt of such confirmations to the extent permitted by law.

Section 7.	Termination.

Lender may, at its expense, terminate this Agreement at any time by giving thirty (30) days prior written notice to the other parties hereto; provided that upon doing so, Lender shall enter into a new Account Agreement with Pledgor upon terms materially similar to this Agreement. Lender may, at its expense, without terminating this Agreement, replace or substitute an Eligible Institution for Intermediary at any time with or without cause by giving thirty (30) days prior written notice to the other parties hereto. Upon any material default by Intermediary in its obligations under the Defeasance Documents or if any representation of Intermediary shall prove to have been inaccurate or incomplete in any material respect when made or the State of New York shall at any time not be the “securities intermediary’s jurisdiction” under Section 8.110(e) of the Code and Section 357 of the Federal Book-Entry Regulations, Lender may, if such default or failure of a representation shall not have been cured within a reasonable time as determined by Servicer, terminate Intermediary’s rights under this Agreement immediately upon written notice to Intermediary. Intermediary may resign from its obligations under this Agreement at any time by giving thirty (30) days prior written notice to the other parties hereto, but in no event shall Intermediary be released of its obligations as Securities Intermediary or Custodian hereunder unless and until a substitute Eligible Institution, satisfactory to Lender in its sole and absolute discretion, has been designated and has assumed in writing the obligations of Intermediary hereunder at the sole cost and expense of the resigning Intermediary. Lender shall designate a substitute Intermediary, in its sole discretion, promptly after receipt of notice of resignation by Intermediary and shall take all reasonable actions necessary to cause such designated successor to promptly assume the obligations of Intermediary hereunder. Intermediary may assign or transfer its obligations to an Eligible Institution, satisfactory to Lender in its sole and absolute discretion, by giving thirty (30) days prior written notice to Lender and Servicer. Unless Lender elects to terminate this Agreement pursuant to the first sentence of this Section 7 or replace Intermediary pursuant to the second sentence of this Section 7, all costs and expenses incurred in connection with (a) the transfer of Securities to a successor to Intermediary and (b) the assumption of the obligations of Intermediary by such successor shall be borne by Intermediary. In any event, if Intermediary is replaced pursuant to this Section 7, other than pursuant to the first two sentences of this Section 7, Intermediary shall reimburse Lender for all expenses incurred in connection with the appointment of such Eligible Institution as successor to Intermediary, including the full reasonable price charged by such successor to Intermediary to deliver all services provided for by this Agreement through the Final Payment Date.

Section 8.	Authority.

Any Person executing this Agreement in a fiduciary or other representative capacity represents that such party has full power and authority to do so and that any applicable or required court, limited liability company, partnership, corporate or other authority has been duly and properly given and continues as of the date hereof.

Section 9.	Fees and Costs.

Concurrently with the execution of this Agreement, Original Borrower shall pay (a) the Servicer Processing Fee to Servicer as a fee in connection with the Pledged Collateral Account and the services provided hereunder by Servicer, and (b) the Intermediary Custodial Fee to Intermediary in full payment of all fees in connection with the Pledged Collateral Account and the services provided hereunder by Intermediary through the Final Payment Date, provided that Pledgor shall be responsible for fees and costs specified in Section 4(c) above, if applicable. Intermediary and Servicer hereby acknowledge and confirm that any fees and expenses charged by the Intermediary related to investments in the Default Permitted Investment and wire transfers to the Collection Account or to the Pledgor are included in the fees and expenses already paid to Intermediary and Servicer, respectively, pursuant to this Section 9, and except as provided below, Pledgor shall have no further liability for such fees and expenses as of the date hereof or at any time hereafter. Such fees have been fully earned by each of Servicer and Intermediary and are not refundable or subject to reduction, except as set forth in Section 4(b)(iii). Intermediary hereby acknowledges and confirms that as of the date hereof, there are no fees charged by Intermediary in connection with investments in the Default Permitted Investment. In the event Intermediary is notified that any such fees shall at any time hereafter become payable in connection with the Default Permitted Investment, or if there is any increase in fees payable in connection with any other Permitted Investment in which any funds included in or relating to the Pledged Collateral are invested, Intermediary shall promptly give written notice of such new or increased fees to Servicer and Successor Borrower. Prior to the imposition of any such new or increased fee, Successor Borrower shall have the right, in accordance with the provisions of Section 4(c) hereof, to request that Servicer direct Intermediary to invest and reinvest any funds in the Pledged Collateral Account from time to time in another Permitted Investment; provided, however, that if Successor Borrower fails to provide such investment direction in the foregoing circumstances, Successor Borrower shall be solely responsible for the payment of all such new or increased fees. In no event shall any funds from the Pledged Collateral Account be used to pay any such fees, which shall be the sole responsibility of Successor Borrower.

If any out-of-pocket costs or expenses are reasonably incurred by Servicer or Intermediary in connection with the funds in the Pledged Collateral Account and the protection and preservation of Lender’s rights therein, Successor Borrower shall be responsible for the payment of all such costs and expenses directly to Intermediary or Servicer, as the case may be, within ten (10) Business Days following receipt of written invoice therefor.

Section 10.	Governing Law, Venue, Attorneys’ Fees.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND THEIR SUCCESSORS AND ASSIGNS SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (“STATE”), INCLUDING THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE STATE AND INCLUDING NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REGARD TO LAWS OF THE STATE CONCERNING CONFLICTS OF LAWS OR CHOICE OF FORUM. IN THE EVENT OF ANY DISPUTE REGARDING THIS AGREEMENT, THE PARTIES AGREE THAT THE PREVAILING PARTY SHALL BE ENTITLED TO SUCH COSTS AND ATTORNEYS’ FEES AS THE COURT MAY ADJUDGE REASONABLE.

PLEDGOR, LENDER, SERVICER AND INTERMEDIARY HEREBY IRREVOCABLY SUBMIT TO PERSONAL JURISDICTION IN THE STATE AND TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. JURISDICTION AND VENUE OF ANY ACTION BROUGHT TO ENFORCE THIS AGREEMENT OR ANY OTHER DEFEASANCE DOCUMENT OR ANY ACTION RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY OR THE RELATIONSHIPS CREATED BY OR UNDER THE DEFEASANCE DOCUMENTS (“ACTION”) SHALL, AT THE ELECTION OF LENDER, BE IN (AND IF ANY ACTION IS ORIGINALLY BROUGHT IN ANOTHER VENUE, THE ACTION SHALL AT THE ELECTION OF LENDER BE TRANSFERRED TO) A STATE OR FEDERAL COURT OF APPROPRIATE JURISDICTION LOCATED IN THE STATE. PLEDGOR, LENDER, SERVICER AND INTERMEDIARY HEREBY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF THE COURTS OF THE STATE AND OF FEDERAL COURTS LOCATED IN THE STATE IN CONNECTION WITH ANY ACTION AND HEREBY WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN THE STATE FOR PURPOSES OF ANY ACTION. PLEDGOR, LENDER, SERVICER AND INTERMEDIARY HEREBY WAIVE AND AGREE NOT TO ASSERT, AS A DEFENSE TO ANY ACTION OR A MOTION TO TRANSFER VENUE OF ANY ACTION, (A) ANY CLAIM THAT IT IS NOT SUBJECT TO SUCH JURISDICTION; (B) ANY CLAIM THAT ANY ACTION MAY NOT BE BROUGHT AGAINST IT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY THOSE COURTS, OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION; (C) THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM; OR (D) THAT THE VENUE FOR THE ACTION IS IN ANY WAY IMPROPER.

INTERMEDIARY AGREES THAT FOR ALL PURPOSES, INCLUDING SECTION 8-110(e) OF THE NEW YORK UCC AND SECTION 357 OF THE FEDERAL BOOK-ENTRY REGULATIONS, THE STATE OF NEW YORK SHALL BE THE “SECURITIES INTERMEDIARY’S JURISDICTION”.

Section 11.	Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.	Headings.

The section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

Section 13.	Indemnification.

Pledgor agrees to indemnify Lender, Intermediary (including in its capacity as Custodian), Servicer, and their respective directors, officers, stockholders, affiliates, employees, agents, successors and assigns (collectively, the “Indemnitees”) and hold such Indemnitees harmless from and against all Claims, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by any Indemnitee in connection with Pledgor’s or Indemnitee’s actions or failure to act hereunder or in connection with any investigative, administrative or judicial proceedings (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of the Pledged Collateral, this Agreement or the other Defeasance Documents (including, without limitation, any such proceeding by Pledgor against any Indemnitee or by any Indemnitee against Pledgor to the extent that Indemnitee is the prevailing party); provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct (and with respect to Intermediary, its own negligence) as finally determined by a court of competent jurisdiction. The provisions of this Section 13 shall survive the termination of this Agreement and the removal or resignation of Intermediary or Servicer.

Section 14.	Electronic Signatures; Counterparts.

This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Code or other Signature Law due to the character or intended character of the writings.

Section 15.	Successors and Assigns.

This Agreement shall be binding upon and, subject to the restrictions on assignment by Pledgor set forth in the Pledge Agreement, shall inure to the benefit of the successors and assigns of the parties hereto. Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Agreement; provided, that such assignee or transferee shall have delivered to the other parties hereto written confirmation that such assignee and transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Defeasance Documents.

Intermediary shall have the right to assign or transfer its rights and obligations hereunder only in connection with a termination or with the prior written consent of Lender, as set forth in Section 7.

Pledgor shall have the right to assign and transfer its rights and obligations hereunder only as permitted under the Pledge Agreement.

Section 16.	Notices.

All notices and other communications hereunder by any party to any other party shall be given in accordance with Section 14 of the Pledge Agreement. Notices and other communications to Servicer shall be sent to the following address:

Midland Loan Services,

a division of PNC Bank, National Association

10851 Mastin Boulevard, Suite 700

Overland Park, Kansas 66210

Attention: Asset Management

Loan Nos. 30298801 (A-1), 30298824 (A-2), and

    30298825 (A-3)

Section 17.	Modification in Writing.

This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by an act or failure to act on the part of any party hereto, but only by an agreement in writing and signed by all of the parties hereto.

Section 18.	Waiver of Trial by Jury.

PLEDGOR, LENDER, SERVICER AND INTERMEDIARY EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER MAY EXIST WITH REGARD TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PLEDGOR, LENDER, SERVICER AND INTERMEDIARY, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH A RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. PLEDGOR, LENDER, SERVICER AND INTERMEDIARY EACH IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY EACH OTHER.

Section 19.	Rights and Protections of the Intermediary.

All rights and protections of the Intermediary as set forth in Section 26 of the Pledge Agreement are herein incorporated by reference for the benefit of the Intermediary and Custodian.

Section 20.	Tax Reporting.

For the avoidance of doubt, the Pledged Collateral Account (including income, if any, earned on the investments of funds in such account) will be owned by the Successor Borrower, for federal income tax purposes.

Section 21.	Representations and Warranties of the Servicer.

Servicer has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium and other laws affecting the enforcement of creditors’ rights generally.

Section 22.	Priority of Notes.

Notwithstanding any other term of this Agreement, the Defeasance Documents, or the Mortgage Loan Documents to the contrary, the parties hereby acknowledge and agree that for so long as the Mortgage Loans remain outstanding, each of the Notes has equal priority with each of the other Notes, and no portion of any Mortgage Loan has priority or preference over any portion of any other Mortgage Loan. If for any reason the funds available in the Pledged Collateral Account are insufficient to satisfy all obligations then due under each of the Notes and the Defeasance Documents (including payments of each of the Mortgage Loans in full on the Final Payment Date), then any payment, whether principal or interest, under any of the Notes and any proceeds from the sale of the Pledged Collateral will be applied to the Mortgage Loans on a pro rata basis, based on the outstanding principal balance of each of the Mortgage Loans at the time such insufficiency occurs. Notwithstanding the foregoing, nothing in this Section 22 modifies any of Successor Borrower’s obligations under the Defeasance Documents, including Successor Borrower’s obligations under Section 24 of the Pledge Agreement.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Original Borrower:	IONIS GAZELLE, LLC, a Delaware limited liability company

	By:	Ionis Pharmaceuticals, Inc., a Delaware corporation, its Sole Member

		By:	/s/Elizabeth L. Hougen
Elizabeth L. Hougen Executive Vice President & Chief Financial Officer

Signature page for Ionis Gazelle
Defeasance Account Agreement

Intermediary:	U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association

	By:	/s/Linda Riley
	Name:	Linda Riley
	Title:	Vice President

Signature page for Ionis Gazelle
Defeasance Account Agreement

Lender:	wells fargo bank, national association, as trustee for the benefit of the registered holders of ubs commercial mortgage trust 2017-c3, commercial mortgage pass-through certificates, series 2017-c3

	By:	Midland Loan Services, a division of PNC Bank, National Association, Servicer and Attorney-in-Fact

By:	/s/Wm. Dugger Schwartz
Name:	Wm. Dugger Schwartz
Title:	Senior Vice President Servicing Officer

Servicer:	MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as Servicer

	By:	/s/Wm. Dugger Schwartz
	Name:	Wm. Dugger Schwartz
	Title:	Senior Vice President Servicing Officer

Signature page for Ionis Gazelle
Defeasance Account Agreement

EXHIBIT A-1

DESCRIPTION OF COLLECTION ACCOUNT

PNC Bank, N.A.

ABA No.: [***]

Account No.: [***]

Account Name: Midland Loan Services, a division of PNC Bank, National Association

RE: Ionis Gazelle Defeasance

Loan No.: [***]

EXHIBIT A-2

DESCRIPTION OF COLLECTION ACCOUNT

PNC Bank, N.A.

ABA No.: [***]

Account No.: [***]

Account Name: Midland Loan Services, a division of PNC Bank, National Association

RE: Ionis Gazelle Defeasance

Loan No.: [***]

EXHIBIT A-3

DESCRIPTION OF COLLECTION ACCOUNT

PNC Bank, N.A.

ABA No.: [***]

Account No.: [***]

Account Name: Midland Loan Services, a division of PNC Bank, National Association

RE: Ionis Gazelle Defeasance

Loan No.: [***]

ADDENDUM 1

Account Bank Control Agreement

U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Account Bank”), hereby joins in the execution of this Defeasance Account Agreement (the “Agreement”) and agrees to this Account Bank Control Agreement as follows:

1.	All defined terms used in this Addendum 1 have the meaning set forth in the Agreement and this Addendum 1 is hereby made a part thereof and Account Bank a party thereto;

2.	Account Bank is an Eligible Institution;

3.	Account Bank has opened and will maintain the Pledged Collateral Account and the Pledged Collateral in accordance with the terms and provisions of the Agreement and the Security Agreement and each of Account Bank and Intermediary will indicate by book-entry on their respective books and records that the Securities have been credited to the Pledged Collateral Account;

4.	The Pledged Collateral Account shall be maintained as a securities account in the name of Lender, as entitlement holder. To the extent the Intermediary is deemed to have control of the Pledged Collateral Account, the Intermediary acknowledges and agrees that it has such control on behalf of the Lender;

5.	Lender is the person entitled to exercise any and all rights that comprise the Pledged Collateral credited to the Pledged Collateral Account as set forth in the Agreement and the Security Agreement;

6.	Account Bank hereby acknowledges and agrees to the terms and provisions of the Agreement and Sections 6(a)(viii), 7, 8, 9(b), 12, 14, 15, 16, 22, 25 and 26 of the Security Agreement; and

7.	Account Bank agrees that this Security Agreement and the Account Bank Control Agreement (Addendum 1) grant Lender “control” of the Pledged Collateral Account within the meaning of Section 8-106 of the UCC.

Account Bank:	U.S. BANK NATIONAL ASSOCIATION,
a national banking association

	By:	/s/Linda Riley
	Name:	Linda Riley
	Title:	Vice President